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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 2, 2001

                                 ENTRUST, INC.
            (Exact name of registrant as specified in its charter)

                                   Maryland
                (State or Other Jurisdiction of Incorporation)


           000-24733                                      62-1670648
     (Commission File Number)                  (IRS Employer Identification No.)

One Preston Park South
4975 Preston Park Boulevard, Suite 400
Plano, Texas                                                 75093
(Address of principal executive offices)                   (Zip Code)

                                (972) 943-7300
              Registrant's Telephone Number, Including Area Code

             _____________________________________________________
         (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On July 2, 2001, Entrust, Inc. (the "Company") publicly disseminated two press releases announcing that the Company had been awarded a US$17.6 (C$27 million) contract by BCE Nexxia to provide software and services as part of the Government of Canada's "Secure Channel" project.

     The full text of the Company's press releases issued in connection with the foregoing are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99.1   United States Press Release dated July 2, 2001

          99.2   Canada Press Release dated July 2, 2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 3, 2001                 ENTRUST, INC.


                                    /s/ F. William Conner
                                    ---------------------
                                    F. William Conner
                                    President and Chief Executive Officer
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                                 EXHIBIT INDEX



     Exhibit
     Number                      Description
-----------------     -----------------------------------------------

      99.1             United States Press Release dated July 2, 2001

      99.2             Canada Press Release dated July 2, 2001